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                       ENSTAR INCOME PROGRAM 1984-1, L.P.
                            10900 Wilshire Boulevard
                                   15th Floor
                         Los Angeles, California 90024

          Amendment No. 14 to Revolving Credit and Term Loan Agreement

                                October 31, 1996


The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

Attention:  Media and Communications Department

Ladies and Gentlemen:

         The undersigned Enstar Income Program 1984-1, L.P., a Georgia limited partnership (the "Company"), hereby agrees with you as follows:

1. Reference to Revolving Credit and Term Loan Agreement; Definitions. Reference is made to the Revolving Credit and Term Loan Agreement made as of April 10, 1985, as in effect on the date hereof prior to giving effect to this Amendment (the "Loan Agreement") between the Company and you, as assignee of Rhode Island Hospital Trust National Bank. Terms defined in the Loan Agreement as amended hereby (the "Amended Loan Agreement") and not otherwise defined herein are used herein with the meanings so defined.

2. Amendment of Loan Agreement. Effective as of the date when the condition set forth in Section 4 is satisfied, the Loan Agreement is hereby amended with retroactive effect to September 30, 1996 as follows:

                      2.1 Amendment of Section 6.09. Section 6.09 of the Loan Agreement is hereby amended to read in its entirety as follows:

                      "6.09. Make capital expenditures (including leases of real or personal property required to be capitalized under generally accepted accounting principles) in excess of $1,500,000 during the fiscal year ending December 31, 1996 or in excess of $1,000,000 during any other fiscal year."

3. Representations and Warranties. The Company hereby represents and warrants that that after giving effect to this Amendment, no Event of Default exists and no event which but for the passage of time or giving of notice, or both, would constitute an Event of Default exists.





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4.       Conditions.  The effectiveness of the amendment to the Loan Agreement provided for in Section 2 hereof is subject to satisfaction of the following further conditions:

         4.1. Amendment Fee. The Company shall have paid you an amendment fee in the amount of $5,000.

5. Miscellaneous. Except to the extent specifically amended hereby, the provisions of the Loan Agreement shall remain unmodified and the Amended Loan Agreement is confirmed as being in full force and effect. The invalidity and unenforceability of any term or provision hereof or the Amended Loan Agreement shall not effect the validity or unenforceability of any other term or provision hereof or thereof. The headings of this Amendment are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument, shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         If the foregoing corresponds with your understanding of our agreement, kindly sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the Company, whereupon this letter shall become a binding agreement between you and the Company.



                                       Very truly yours,

                                       ENSTAR INCOME PROGRAM 1984-1, L.P.

                                       By ENSTAR COMMUNICATIONS CORPORATION,
                                       Corporate General Partner



                                       By:
                                          ________________________________
                                          Title:  Chief Financial Officer


The foregoing is hereby accepted:

THE FIRST NATIONAL BANK OF BOSTON


By:
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